UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2025

Next Technology Holding Inc.

(formerly known as “WeTrade Group Inc.”)

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000.

+852-5338 4226

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXTT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2025, Next Investment Group Limited (the “Company Sub”), a wholly-owned subsidiary of Next Technology Holding Inc. (formerly known as WeTrade Group Inc.), a Wyoming corporation, signed a non-binding Memorandum of Understanding (the “MOU”) with Global Nexgen Limited (the “Global Nexgen”) to explore a potential strategic transaction involving Bitcoin (“BTC”).

The MOU states the Company Sub’s non-binding intent to pursue one of two potential transactions within a one-year period from the effective date of the MOU, with the price for Bitcoin fixed at $84,000 per BTC (the “Locked Price”).

1.	BTC Purchase: The Company Sub may buy up to 10,000 BTC directly from Global Nexgen at the Locked Price.

2.	Acquisition of Global Nexgen: The Company Sub may acquire Global Nexgen, at a total purchase price calculated by multiplying the total BTC held by Global Nexgen at closing by the Locked Price.

While the transaction itself is non-binding, the MOU requires both parties to negotiate exclusively with each other for a 90-day period and to keep the discussions confidential.

The parties intend to negotiate a definitive agreement within the 90-day exclusivity period. However, this MOU is only an expression of intent. There can be no assurance that a final agreement will be reached or that any transaction will be completed.

The foregoing description is qualified in its entirety by reference to the full text of the MOU, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Memorandum of Understanding, dated as of November 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Technology Holding Inc.

By:	/s/ Liu Weihong
Name:	Weihong LIU
Title:	Chief Executive Officer

Dated: November 26, 2025

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